EIGHTH AMENDMENT

     This Eighth Amendment (the "Eighth Amendment") entered into as of November 29, 1996 by and between NDC Automation, Inc. (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, and having its principal place of business in Charlotte, North Carolina, and NationsBank, N.A. (successor-in-interest to NationsBank, N.A. (Carolinas) and to NationsBank of North Carolina, N.A.), a national banking association, (the "Bank") organized and existing under the laws of the United States and having offices in Charlotte, North Carolina.

                             INTRODUCTORY STATEMENT

     A. The Borrower and the Bank are parties to, among other things, an Amended and Restated Loan Agreement dated July 28, 1994 (the "Restated Loan Agreement"), as amended as of November 30, 1994, as of December 19, 1994, as of March 31, 1995, as of August 30, 1995, as of November 30, 1995, as of March 31, 1996 and as of May 31, 1996.

     B. Borrower has requested and the Bank has agreed to amend the Restated Loan Agreement in the respects set forth herein.

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

                                   AGREEMENT

     1. Amendment of the Agreement. The Restated Loan Agreement is amended as follows:

         (a)  Article I - Definitions.

                  Section 1.01 is hereby amended such that the definition of the term "Borrowing Base" means the sum of: (a) eighty percent (80%) of Eligible Receivables and (b) the lesser of (x) forty percent (40%) of Eligible Inventory or (y) $300,000.

              (i) Section 1.01 is hereby amended such that the definition of the term "Eligible Receivables" means all accounts receivables of the Borrower except (i) those which are 90 days or more past due or more than 150 days from invoice date; (ii) those arising from sales to Affiliates; (iii) those from sales to customers located outside of the United States of America except for such customers specifically approved in writing by the Bank; (iv) those which the Bank in its reasonable discretion and in accordance with its customary criteria determines to be ineligible, and (v) those receivables that are project receivables.

              (ii) Section 1.01 is hereby amended such that the term "Facility A Amount" means $750,000.

              (iii) Section 1.01 is hereby amended such that the term "Termination Date" means February 28, 1997.

         (b)  Article II - Facility A Loans.

              (i) Section 2.03 is amended in its entirety so that such section now reads as follows:

                   2.03 Interest Rate. The outstanding principal balance of the Facility A Loans shall bear interest at the Prime Rate plus 3.25% per annum.

         (c)  Exhibit 9.02(c)(ii).

              Exhibit 9.02(c)(ii) of the Restated Loan Agreement, the "Form of Borrowing Base Report" is hereby amended to reflect that "Receivables from Projects" shall no longer qualify as Eligible Receivables.

    2. Letter of Credit. Simultaneously with the execution of this Eighth Amendment, as additional security for the Borrower's obligations to the Bank under the Amended Loan Documents, the Borrower shall cause Nordbanken AB to issue a $450,000 standby letter of credit (the "Standby Letter of Credit") for the benefit of the Bank. The Standby Letter of Credit shall be in the form of that attached hereto as Exhibit A.

    3. Extension Fee. The Borrower shall pay to the Bank for the Bank's own account a Termination Date extension fee in the amount of $7,500, provided, however, that such extension fee (a) shall not be due and payable until February 28, 1997 and (b) shall be waived by the Bank if the Borrower satisfies all of its other obligations to the Bank under the Amended Loan Documents on or before the Termination Date, including but not limited to payment in full of the outstanding balance of principal and accrued interest on the Facility A Note.

    4. Waivers and Release of Claims. As additional consideration to the execution, delivery, and performance of this Eighth Amendment and to induce the Bank to enter into this Eighth Amendment, the Borrower represents and warrants that (a) the Borrower knows of no defenses, counterclaims or rights of setoff to the payment of any indebtedness of the Borrower to the Bank, and (b) the Borrower for itself, its Subsidiaries, their respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns, hereby fully, finally, completely, generally and forever releases, discharges, acquits, and relinquishes the Bank and its respective representatives, agents, officers, directors, employees, shareholders, and successors and assigns, from any and all claims, actions, demands, and causes of action of whatever kind or character, whether joint or several, whether known or unknown, for any and all injuries, harm, damages, penalties, costs, losses, expenses, attorneys' fees, and/or liability whatsoever and whatever incurred or suffered by any of them prior to the execution of this Eighth Amendment related to any indebtedness of the Borrower to the Bank under the Original
Loan Documents or the Amended Loan Documents. Notwithstanding any provision of this Eighth Amendment or any other Amended Loan Document or Original Loan Document, this Section shall remain in full force and effect and shall survive the delivery of this Eighth Amendment and the making, extension, renewal, modification, amendment or restatement of any thereof.

    5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that as of the date hereof the Restated Loan Agreement has been reexamined and:

        (a) The representations and warranties made by the Borrower in Article VIII thereof are true on and as of the date hereof;

        (b) The Borrower has the power and authority to enter into this Eighth Amendment and to perform its obligations herein and has by proper corporate action duly authorized the execution and delivery of this Eighth Amendment and ratified and affirmed the enforceability of the other Amended Loan Documents;

        (c) Neither the execution and delivery of this Eighth Amendment, nor the performance of the obligations herein violates or will violate any law or governmental order, conflicts or will conflict with any provision of any charter document or bylaw of the Borrower or any material term or provision of any agreement or instrument to which the Borrower is a party or by which the Borrower is bound, or constitutes or will constitute a breach of or a default under any such agreement or instrument; and

        (d) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Borrower is required as a condition to the execution, delivery or performance of this Eighth Amendment by the Borrower.

    6. Full Force and Effect. The Restated Loan Agreement, as amended hereby, is hereby confirmed to continue in full force and effect. All terms defined in the Restated Loan Agreement and not defined herein shall have the meaning herein as in the Restated Loan Agreement.

    7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    8. Expenses. Upon demand therefor, the Borrower shall pay all out-of-pocket expenses incurred by the Bank in connection with the negotiation, drafting and execution of the transaction set forth herein, plus all unpaid out-of-pocket expenses otherwise due under the Amended Loan Documents, all including, without limitation, reasonable fees and expenses of the Bank's counsel.

    IN WITNESS WHEREOF, the parties have executed this Eighth Amendment all this of the day and year first above written.

                                NDC AUTOMATION, INC.

ATTEST:

By  /s/ Ralph Dollander        By /s/ Claude Imbleau
                                   Claude Imbleau, Vice President

Title    CEO
      (Corporate Seal)

                                NATIONSBANK, N.A.

ATTEST:

By /s/ Carol A. Warner          By /s/ John C. Calabrese
                                   John C. Calabrese, Vice President

Title  Assistant Secretary
       (Corporate Seal)

LOC.ID:CLT    INCOMING SWIFT MSG-707    TEMPLATE-35895870  12/23/96
{1:F01NABKUS33ACHA1612776729}
{2:O7071504961223NBBKSEGGAXXX3901356
FROM:
NORDBANKEN
VAESTRA HAMNGATAN 16
403 17 GOTEBORG
GOTEBORG
{4:
09612230904N} {4:
** 20 SENDING BANKS REFERENCE
:20:3330/IR007354GBG
** 21 RECEIVING BANKS REFERENCE
:21:NONREF
** 31C DATE OF ISSUE/TRANSFER OF THE CREDIT
:31C:961218
** 30 DATE OF AMENDMENT
:30:961223
:26E:1
** 59 BENEFICIARY (BEFORE THIS AMENDMENT)
:59:NATIONSBANK NA
PO BOX 120
CHARLOTTE  NC 28255
USA
** 31E NEW DATE OF EXPIRY
:3???970328
** NARATIVE
:79:Charges : ALL CHARGES ARE FOR APPLICANTS ACCOUNT
Instructions to the bank : DELETE: RECEIPT OF
ADVISING BANK'S TELEX OR SWIFT INSERT: RECEIPT OF
NATIONSBANK'S N.A., CHARLOTTE TELEX OR SWIFT
** 72  BANK TO BANK INFORMATION
:72:SUBJECT TO ICC 1993 REVISION.
PUBLICATION NO. 500.

*

PLEASE ADVISE BENEFICIARY BY PHONE
-}{5:{MAC:13E73E22}
{CHK:32937C583B41}}
*** L/C ISSUE NOT FOUND TO CREATE AMENDMENT  ***

LOC.ID:CLT   INCOMING SWIFT MSG-700 TEMPLATE-35495310  12/19/96
{1:F01NABKUS33ACHA1611772165}{2:O7001504961219NBBKSEGGAXXX3899355
FROM:
NORDBANKEN
VAESTRA HAMNGATAN 16
403 17 GOTEBORG
GOTEBORG
{4:
09612190904N}{4:
** 27  SEQUENCE OF TOTAL
:27:1/1
**40 FORM OF DOCUMENTARY CREDIT
:40A:IRREVOCABLE
** 20 DOCUMENTARY CREDIT NUMBER
:20:3330/IR007354GBG
** 31C DATE OF ISSUE OF THE D/C
:31C:961219
** 31D DATE AND PLACE OF EXPIRY
:31D:970301NATIONSBANK NA
** 50 APPLICANT
:50:NDC NETZLER O DAHLGREN CO AB
429 80    SARO
** 59 BENEFICIARY
:59:NATIONSBANK NA
PO BOX 120
CHARLOTTE   NC 28255
USA
** 32B CURRENCY CODE, AMOUNT
:32B:USD450000,
** 39 AMOUNT SPECIFICATION
:39B: UP TO
** 41 AVAILABLE WITH...BY...
:41D:NATIONSBANK NA CHARLOTTE
BY PAYMENT
** 42 DRAFTS AT ... DRAWN ON ...
:42C:sight
88 42 DRAFTS AT ... DRAWN ON ...
:42D:advising bank
** 46 DOCUMENTS REQUIRED
:46A:
+WRITTEN STATEMENT ISSUED BY NATIONSBANK N.A., CHARLOTTE, USA EVIDENCING THAT NATIONSBANK N.A., CHARLOTTE HAS NOT RECEIVED PAYMENT FROM NDC AUTOMATION, INC., 3101 LATROBE DRIVE, CHARLOTTE, NC 28211 USA UNDER NATIONSBANK N.A. REF 822154-315 AND THAT THE
AMOUNT OF USD ..... (MAX USD 450.000,00) IS NOW DUE
** 47 ADDITIONAL CONDITIONS
:47A:
PARTIAL DRAWINGS ARE ALLOWED
 .
THIS IS A STAND BY LETTER OF CREDIT
** 1B CHARGES
:???:ALL CHARGES OF BANKS OTHER THAN
THE ISSUING BANK ARE FOR THE

AMOUNT OF THE BENEFICIARY
** 49 CONFIRMATION INSTRUCTIONS
:49:WITHOUT
** 78 INSTRUCTIONS TO THE PAYING/ACCEPTING/NEGOTIATING BANK
:78:
UPON OUR RECEIPT OF ADVISING BANK'S TESTED TELEX OR SWIFT EVIDENCING THAT NATIONSBANK N.A., CHARLOTTE HAS NOT RECEIVED PAYMENT FROM NDC AUTOMATION, INC., 3101 LATROBE DRIVE, CHARLOTTE, NC 28211 USA UNDER NATIONSBANK N.A. REF 822154-315 AND THE AMOUNT
OF USD ...... (MAX USD 450.000,00) IS NOW DUE, WE WILL PAY TO
ADVISING BANK AS INSTRUCTED VALUE TWO WORKING DAYS LATER.
** 72 BANK TO BANK INFORMATION
:72:IF THIS L/C EXPIRES DURING AN INTER
RUPTION OF BUSINESS AS DESCRIBED IN
ART 17 WE HEREBY SPECIFICALLY AGREE
TO EFFECT PAYMENT IF THIS L/C IS
DRAWN AGAINST WITHIN 30 DAYS AFTER
OF THE RESUMPTION OF BUSINESS.
-}{5:{MAC:AA5F1FC8}{CHK:08A84908FDC4}}
*** RECORD 354953100000000000 WRITTEN TO FILE LCOLOC ***